SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) September 29, 1998

      The Money Store Home Improvement Trust 1998-I and the Originators as
        listed below under a Pooling and Servicing Agreement dated as of
       August 31, 1998, providing for the issuance of The Money Store Home
               Improvment Loan Backed Certificates, Series 1998-I.

                  The Money Store Home Improvement Trust 1998-I
                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                          The Money Store/Kentucky Inc.
                        The Money Store Home Equity Corp.
                         The Money Store/Minnesota Inc.
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             (Exact name of registrant as specified in its charter)


              *                         333-60771                     *
----------------------------            -----------            -------------
(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)            ID Number)


               707 Third Street, West Sacramento, California 95605
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's Telephone Number,
including area code:                                        (916) 617-1000
                                                            --------------

                                    N/A
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(Former name or former address, if changed since last report)

* See Schedule A attached hereto.

 Item 7.       Financial Statements, Pro Forma Financial
               -----------------------------------------
               Information and Exhibits.
               -------------------------

(c)      Exhibits

Exhibit No.
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1.1      Underwriting Agreement, dated September 24, 1998, among The Money Store
         Inc., the Originators and the various Underwriters named therein.

1.2 Pricing Agreement, dated September 24, 1998, among The Money Store Inc., the Originators and the various Underwriters named therein.

4.1 Pooling and Servicing Agreement, dated as of August 31, 1998, among The Money Store Inc., the Originators and Norwest Bank Minnesota, National Association, as Trustee.

                                   Schedule A

                                    State of                  IRS Employer
Registrant                          Incorporation             ID Number
----------                          -------------             ------------

TMS Mortgage Inc.                   New Jersey                22-3217781
The Money Store/D.C. Inc.           D.C.                      22-2133027
The Money Store/Kentucky Inc.       Kentucky                  22-2459832
The Money Store Home Equity Corp.   Kentucky                  22-2522232
The Money Store/Minnesota Inc.      Minnesota                 22-3003495

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TMS MORTGAGE INC.
                                        THE MONEY STORE/D.C. INC.
                                        THE MONEY STORE/KENTUCKY INC.
                                        THE MONEY STORE HOME EQUITY CORP.
                                        THE MONEY STORE/MINNESOTA INC.


                                        By: /s/ WILLIAM S. TEMPLETON
                                          -------------------------
                                        Name:   William S. Templeton
                                        Title:  President

Dated:  October 15, 1998

                                  EXHIBIT INDEX


Exhibit           Description of Exhibits
-------           -----------------------

1.1 Underwriting Agreement, dated September 24, 1998, among The Money Store Inc., the Originators and the various Underwriters named therein.

1.2 Pricing Agreement, dated September 24, 1998, among The Money Store Inc., the Originators and the various Underwriters named therein.

4.1 Pooling and Servicing Agreement, dated as of August 31, 1998, among The Money Store Inc., the
                  Originators and Norwest Bank Minnesota, National Association as Trustee.